Supplement, dated April 4, 2000,
                      to the Prospectus, dated May 1, 1999,
                        as supplemented January 21, 2000
                                       of
                     Seligman Portfolios, Inc. (the "Fund")


This supplement supersedes and replaces in its entirety the supplement dated January 21, 2000.

The following supersedes the related information set forth in the Fund's prospectus.

On January 21, 2000, pursuant to authorization from the Fund's Board of Directors, J. & W. Seligman & Co. Incorporated, manager of the Fund ("Seligman"), gave notice to Henderson Investment Management Limited ("HIML") of its termination, effective as of the close of business on March 31, 2000, of the Subadvisory Agreement between Seligman and HIML in respect of the Seligman Henderson International Portfolio, the Seligman Henderson Global Growth Opportunities Portfolio, and the Seligman Henderson Global Technology Portfolio (the "Portfolios"). At this time, HIML will continue to act as subadvisor with respect to the Seligman Henderson Global Smaller Companies Portfolio.

International advisory services will be provided to the Portfolios by Seligman's Global Growth Team or Global Technology Team, as described below. During the notice period, HIML will continue to provide the Portfolios with investment advice, research and assistance with respect to their non-US investments, subject to Seligman's overall supervision. Following the close of business on March 31, 2000, Seligman will assume full responsibility for the non-US investments of the Portfolios.

Seligman's Global Growth Team will be responsible for the international investments of the International Portfolio and the Global Growth Opportunities Portfolio. The Global Growth Team is co-headed by Ms. Marion S. Schultheis and Mr. Jack P. Chang.

Ms. Schultheis joined Seligman in May 1998 as a Managing Director. She is a Vice President of the Fund and has been Co-Portfolio Manager of the Global Growth Opportunities Portfolio since May 1998. Prior to joining Seligman, Ms. Schultheis was a Managing Director at Chancellor LGT from October 1997 to May 1998 and Senior Portfolio Manager at IDS Advisory Group Inc. from August 1987 to October 1997. Ms. Schultheis also manages the Capital Portfolio and the Large-Cap Growth Portfolio of the Fund; and she manages Seligman Capital Fund, Inc. and Seligman Growth Fund, Inc. Ms. Schultheis is also a Vice President of Seligman Global Fund Series, Inc. and co-manages its Seligman International Growth Fund and Seligman Global Growth Fund.

Mr. Chang joined Seligman on September 20, 1999 as a Managing Director. He is a Vice President of the Fund. Prior to joining Seligman, Mr. Chang was a Senior Vice President and Portfolio Manager at Putnam Investment Management since 1997. Prior thereto, he was a Portfolio Manager with Columbia Management Company from 1993 to 1997, and a Senior Analyst and Portfolio Manager with Scudder, Stevens & Clark from 1989 to 1993. Mr. Chang is also a Vice President of Seligman Global Fund Series, Inc. and co-manages its Seligman International Growth Fund and Seligman Global Growth Fund.

The Global Technology Team, headed by Mr. Paul H. Wick, will be responsible for the international investments of the Global Technology Portfolio. Mr. Wick, a Managing Director of Seligman, is a Vice President of the Fund and has been Co-Portfolio Manager of the Global Technology Portfolio since its inception. Mr. Wick has been a Managing Director of Seligman since January 1995 and a Director of Seligman since November 1997. Mr. Wick also manages the Communications and Information Portfolio of the Fund. Mr. Wick has been a Vice President and Portfolio Manager of Seligman Communications and Information Fund, Inc. since January 1990 and December 1989, respectively. Mr. Wick is a Vice President and Co-Portfolio Manager of Seligman New Technologies Fund, Inc. He is also a Vice President of Seligman Global Fund Series, Inc. and Co-Portfolio Manager of its Seligman Global Technology Fund.

Mr. Steven A. Werber, a Vice President of the Fund, is Co-Portfolio Manager of the Global Technology Portfolio. Mr. Werber joined Seligman on January 10, 2000 as a Senior Vice President. Prior to joining Seligman, Mr. Werber was an Analyst and Portfolio Manager at Fidelity Investments International since 1996. Prior thereto, he was an Associate at Goldman Sachs International from 1992 to 1996. Mr. Werber is also a Vice President of Seligman Global Fund Series, Inc. and Co-Portfolio Manager of its Seligman Global Technology Fund.

The Fund has also removed "Henderson" from the names of each of its affected portfolios. In addition, the Seligman International Portfolio has changed its name to the "Seligman International Growth Portfolio" and the Seligman Global Growth Opportunities Portfolio has changed its name to the "Seligman Global Growth Portfolio."

                                 ---------------

The following supersedes the related information on page P-39, under the Section "Management of the Fund," in the Fund's prospectus.

Each of the Seligman International Growth Portfolio, the Seligman Global Growth Portfolio, the Seligman Global Technology Portfolio and the Seligman Global Smaller Companies Portfolio pays Seligman a fee for its management services equal to a percentage of the Portfolio's average daily net assets. The fee rate declines as each Portfolio's net assets increase. The management fee rate with respect to the Global Technology Portfolio is equal to an annual rate of 1.00% of average daily net assets on the first $2 billion, .95% of average daily net assets on the next $2 billion and .90% of average daily net assets in excess of $4 billion. The management fee rate with respect to the International Growth Portfolio, the Global Growth Portfolio and the Global Smaller Companies Portfolio is equal to an annual rate of 1.00% of average daily net assets on the first $1 billion, .95% of average daily net assets on the next $1 billion and
 .90% of average daily net assets in excess of $2 billion.